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                                                                    EXHIBIT 10.1



                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 5, 1999, by and between Alydaar Software Corporation, a North Carolina corporation (the "Company"), and Marshall Capital Management, Inc. (the "Purchaser").

                  The Company wishes to sell to the Purchaser, and the Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, (i) one or more debentures in the form attached hereto as Exhibit A (each, a "Debenture" and together, the "Debentures"), (ii) shares (the "Preferred Shares") of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") and (iii) a Warrant or Warrants in the form attached hereto as Exhibit B (each, a "Warrant" and together, the "Warrants"). The Debentures are exchangeable, at the option of the Company and on the terms and subject to the conditions specified in the Debentures, for Preferred Shares, and are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The Preferred Shares are convertible into shares of Common Stock pursuant to the terms of the Articles of Amendment to the Company's Articles of Incorporation, the form of which is attached hereto as Exhibit C (the "Articles of Amendment"). The Warrants are exercisable into shares of Common Stock (the "Warrant Shares") in accordance with their terms. The exchange of Debentures for Preferred Shares is referred to herein as the "Exchange" and the date on which the Exchange is effected is referred to herein as the "Exchange Date". The shares of Common Stock issuable upon conversion of, or otherwise pursuant to, the Debentures or the Preferred Shares are collectively referred to herein as the "Conversion Shares". The Debentures, the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "Securities".

                  The sale of the Securities to be sold by the Company to the Purchaser hereunder (the "Purchased Securities") will be effected in reliance upon the exemption from securities registration afforded by either Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") or the provisions of Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act, pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchaser (the "Registration Rights Agreement").

         The Company and the Purchaser hereby agree as follows:

1.       PURCHASE AND SALE OF DEBENTURES.

         1.1 Agreement to Purchase and Sell. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and the Purchaser agrees to purchase in up to three (3) tranches (each a "Tranche" and together, the "Tranches") (i) one or more Debentures, (ii) in the event that the Exchange occurs prior to the Tranche B Closing or the Tranche C


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Closing (each as defined below), Preferred Shares and (iii) in the case of either (i) or (ii), one or more Warrants entitling the holder thereof to purchase shares of Common Stock, all as more fully described below. The purchase price (the "Purchase Price") for each Debenture and related Warrant purchased by the Purchaser hereunder will be equal to the principal amount of the Debenture; in the event that Preferred Shares are purchased by the Purchaser hereunder, the Purchase Price for such Preferred Shares and the related Warrant will be equal to the stated value of such Preferred Shares.

         1.2 Closing of Tranche A. At the closing of the initial Tranche hereunder ("Tranche A"),the Purchaser will purchase a Debenture in the principal amount of three million dollars ($3,000,000) and a Warrant entitling the holder thereof to purchase thirty thousand (30,000) shares of Common Stock (the "Tranche A Closing"). The date on which the Tranche A Closing occurs is hereinafter referred to as the "Tranche A Closing Date". Subject to the satisfaction or waiver of the conditions set forth herein, the Tranche A Closing will be deemed to occur when this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and the Purchaser (which delivery may be effected by facsimile transmission), and full payment of the Purchase Price has been made by the Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Securities purchased by the Purchaser at the Tranche A Closing. The Debenture and Warrant purchased by the Purchaser at the Tranche A Closing are sometimes referred to as the "Tranche A Debenture" and the "Tranche A Warrant", respectively.

         1.3 Closing of Tranche B. In the event that the Tranche B Closing Conditions (as defined in clause 5.2 below) are satisfied or waived prior to the one year anniversary of the Tranche A Closing Date (the "Tranche B Expiration Date"), the Purchaser will purchase from the Company, and the Company will sell to the Purchaser, an additional Tranche consisting of a Debenture (the "Tranche B Debenture") in the principal amount of two million dollars ($2,000,000) and a Warrant (the "Tranche B Warrant") entitling the holder thereof to purchase twenty thousand (20,000) shares of Common Stock ("Tranche B"), such Debenture and Warrant to be issued at a subsequent closing (the "Tranche B Closing"); provided, however, that if the Exchange has occurred prior to the Tranche B Closing, the Corporation will issue, in lieu of the Tranche B Debenture, and in addition to the Tranche B Warrant, Preferred Shares with a stated value equal to two million dollars ($2,000,000). The Tranche B Closing will occur on a date that is on or before the tenth (10th) Business Day following the last Business Day on which all of the Tranche B Closing Conditions are satisfied or waived (the "Tranche B Closing Date"). Upon notice from the Company that the Tranche B Closing Conditions have been satisfied, the Purchaser will determine the Tranche B Closing Date and notify the Company thereof in writing at least three (3) Business Days prior to such date; provided, that if the Purchaser fails to deliver such notice, the Tranche B Closing Date will occur on such tenth Business Day. The Tranche B Closing will be deemed to occur when full payment of the Purchase Price for the Securities to be issued and sold at such Closing has been made by the Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing such Securities.

         1.4 Closing of Tranche C. Upon the satisfaction (or waiver) of the Tranche C Closing Conditions (as defined in clause 5.3 below), the Company will have the option to sell to the Purchaser



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(the "Tranche C Option") an additional Tranche consisting of a Debenture (the
"Tranche C Debenture") in the principal amount of five million dollars ($5,000,000) and a Warrant (the "Tranche C Warrant") entitling the holder thereof to purchase fifty thousand (50,000) shares of Common Stock ("Tranche C") at a subsequent closing (the "Tranche C Closing"); provided, however, that if the Exchange has occurred prior to the Tranche C Closing, the Corporation will issue, in lieu of the Tranche C Debenture, and in addition to the Tranche C Warrant, Preferred Shares with a stated value equal to five million dollars ($5,000,000). Subject to the satisfaction (or waiver) of the Tranche C Closing Conditions (as defined below), and at any time after the period of one hundred and eighty (180) days following the Tranche A Closing Date (such period of one hundred and eighty one days being referred to herein as the "Tranche C Waiting Period") but prior to the date (the "Tranche C Expiration Date") that is the one year anniversary of the Tranche A Closing Date, the Company may exercise the Tranche C Option by delivering written notice thereof (the "Tranche C Notice") to the Purchaser no later than 5:00 p.m. on the Business Day immediately following the last day of a Tranche C Trigger Period (as defined in clause
5.3.12 below). The Tranche C Closing must occur on or before 5:00 p.m. (eastern time) on the third (3rd) Business Day immediately following the date on which the Tranche C Notice is delivered to the Purchaser, or on such other date on which the Purchaser and the Company mutually agree in writing (the "Tranche C Closing Date"). The Tranche C Closing will be deemed to occur when full payment of the Purchase Price for the Securities to be issued and sold at such Closing has been made by the Purchaser by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing such Securities. The Debenture or Preferred Shares, as the case may be, and the Warrant purchased by the Purchaser at the Tranche C Closing are sometimes referred to as the Tranche C Debenture, the Tranche C Preferred Shares and the Tranche C Warrant, respectively. The Tranche A Closing, the Tranche B Closing and the Tranche C Closing are each sometimes referred to herein as a "Closing" and, when taken together, as the "Closings". The Tranche A Closing Date, the Tranche B Closing Date and the Tranche C Closing Date are each sometimes referred to herein as a "Closing Date".

         1.5 Certain Definitions. When used herein, (A) "Business Day" shall mean any day on which the New York Stock Exchange (the "NYSE") and commercial banks in the cities of New York and Charlotte, North Carolina are open for business, (B) an "affiliate" of a party shall mean any person or entity controlling, controlled by or under common control with that party and (C) "control" shall mean, with respect to an entity, the ability to direct the business, operations or management of such entity, whether through an equity interest therein or otherwise.

2.       REPRESENTATIONS,  WARRANTIES AND COVENANTS OF THE PURCHASER.

         The Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement:

         2.1 Authorization; Enforceability. The Purchaser is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Purchased Securities and to execute and deliver this Agreement. The Purchaser's principal place of business is located in the State of New York. This



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Agreement and the Registration Rights Agreement each constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

         2.2 Accredited Investor; Purchase as Principal. The Purchaser is an accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Purchased Securities solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, the Purchaser does not agree to hold any Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

         2.3 Information. The Company has provided the Purchaser with information regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Purchased Securities. Neither such information nor any other investigation conducted by the Purchaser or any of its representatives shall modify, amend or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

         2.4 Limitations on Disposition. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, the Purchased Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

         2.5 Legend. The Purchaser understands that the certificates representing the Purchased Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

         Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144"), or
(C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder



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upon request.

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

         The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement:

         3.1 Organization, Good Standing and Qualification. Each of the Company and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole.

         3.2 Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under
(i) this Agreement, (ii) the Debentures, (iii) the Registration Rights Agreement and (iv) the Warrants and all other agreements, documents or other instruments executed and delivered by or on behalf of the Company at the Closing (such instruments being collectively referred to herein as the "Transaction Documents"), to issue and sell the Debentures and Warrants to the Purchaser in accordance with the terms hereof, to issue Conversion Shares upon conversion of the Debentures, and to issue the Warrant Shares upon exercise of the Warrants. Upon the receipt by the Company of Shareholder Approval (as defined below), the Company will have the requisite corporate power and authority to execute, file and perform its obligations under the Articles of Amendment, to issue Preferred Shares and to exchange such shares for Debentures pursuant to the Exchange, and to issue Conversion Shares upon conversion of the Preferred Shares. Except as set forth on Schedule 3.2, all corporate action on the part of the Company by its officers, directors and stockholders necessary for (A) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents, and (B) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Articles of Amendment has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers, Inc. or otherwise).

         3.3 Enforcement. Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

         3.4 Disclosure Documents; Agreements; Financial Statements; Other Information. The Company has filed with the Commission: (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (iii) all Current Reports on Form 8-K, and any other reports,



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required to be filed with the Commission since December 31, 1997 and prior to the date hereof and (iv) the Company's definitive Proxy Statement for its 1998 Annual Meeting of Stockholders (collectively, the "Disclosure Documents"). Except as disclosed on Schedule 3.4, the Company is not aware of any event occurring on or prior to a Closing Date or the Exchange Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3.4, all material agreements required to be filed as exhibits to the Disclosure Documents have been filed as required. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach is reasonably likely to have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated hereby, by the other Transaction Documents and by the Articles of Amendment or (iii) the ability of the Company to perform its obligations under this Agreement, under the other Transaction Documents and under the Articles of Amendment (collectively, a "Material Adverse Effect"). Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 does not contain an untrue or misleading statement of material fact.

         3.5 Capitalization. The capitalization of the Company, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Purchased Securities) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion or exercise, as the case may be, of the Purchased Securities is set forth on Schedule 3.5 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens



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or encumbrances created by or through the Company. Except as disclosed on
Schedule 3.5, or as contemplated herein, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

         3.6 Valid Issuance. The Debentures and the Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances") and (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Preferred Shares are duly authorized by the Company's Board of Directors and, upon the receipt by the Company of Shareholder Approval (as defined below) and the filing of the Articles of Amendment, when issued and either sold in accordance with the terms hereof or delivered in exchange for the Debentures, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances, (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Articles of Amendment. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Debentures or Preferred Shares, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Warrant Shares are duly authorized and, when issued upon exercise of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has unanimously determined that the issuance and sale of the Purchased Securities, and the consummation of the transactions contemplated hereby, by the other Transaction Documents and by the Articles of Amendment (including without limitation the exchange of Debentures for Preferred Shares, the issuance of Conversion Shares upon the conversion of Debentures or Preferred Shares and the issuance of Warrant Shares upon exercise of Warrants) are in the best interests of the Company, (ii) has unanimously approved the issuance of Conversion Shares and Warrant Shares in excess of 19.99% of the number of shares of Common Stock outstanding on any Closing Date and the Exchange Date, and (iii) intends to recommend to the stockholders of the Company that they approve the issuance of Conversion Shares and Warrant Shares in excess of such number.

         3.7 No Conflict with Other Instruments. Except as set forth on Schedule 3.7, neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a Material Adverse Effect. Except as set forth on Schedule 3.7, the
(i) execution, delivery and performance of this Agreement and the other Transaction



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Documents, (ii) execution and filing of the Articles of Amendment and (iii)
consummation of the transactions contemplated hereby and thereby (including without limitation the issuance of the Purchased Securities and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company's securities.

         3.8      Financial Condition; Taxes; Litigation.

                  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents or disclosed in writing by the Company to the Purchaser prior to the Tranche A Closing Date, there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

                  3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not reasonably be expected to have a Material Adverse Effect.

                  3.8.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could reasonably be expected to have a Material Adverse Effect.

                  3.8.4 Except as described in the Disclosure Documents and on Schedule 3.8.4, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could reasonably be expected to have a Material Adverse Effect.

         3.9 Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale shares of its Common



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Stock on a registration statement on Form S-3 under the Securities Act.

         3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares and Warrant Shares upon the conversion or exercise of the Purchased Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares upon the conversion or exercise of the Purchased Securities is unconditional and absolute regardless of the effect of any such dilution.

         3.11 Intellectual Property. Except as disclosed on Schedule 3.11, the Company and its subsidiaries each has the right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

         3.12 Registration Rights; Rights of Participation. Except as described on Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in the transactions contemplated by this Agreement, the other Transaction Documents or the Articles of Amendment which has not been waived or will not be waived or otherwise satisfied as of any Closing Date or the Exchange Date.

         3.13 Listing on Nasdaq. Except as described on Schedule 3.13, the Common Stock is authorized for quotation on the Nasdaq National Market, and trading in the Common Stock on the Nasdaq National Market has not been suspended. The Company is, to its knowledge, in full compliance with the listing criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by this Agreement, the other Transaction Documents or the Articles of Amendment, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq regarding any failure or alleged failure by the Company to comply with such criteria.

         3.14 Solicitation; Other Issuances of Securities. Neither the Company nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Debentures, the Preferred Shares or Warrants, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Debentures, the Preferred Shares or Warrants under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other



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securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Debentures, the Preferred Shares and Warrants to the Purchaser, the issuance of the Preferred Shares upon the Exchange, or the issuance of the Conversion Shares or Warrant Shares upon the conversion or exercise thereof, for purposes of determining whether stockholder approval is required under the listing criteria of the Nasdaq National Market.

         3.15 Fees. Except as described on Schedule 3.15 hereto, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Purchaser from and against any claim by any person or entity alleging that the Purchaser is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

         3.16 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to so possess such certificates, authorizations or permits would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         3.17     Key Employees. Each person whose name is set forth on Schedule
3.17 (each, a "Key Employee") is currently serving in the capacity indicated on such schedule on a full-time basis. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future (it being understood that such representation is not intended to apply to any illness or medical condition that could not reasonably be expected to result in the disability or incapacity of such person, even if such illness or medical condition ultimately results in such person's disability or incapacity), or of any intention on the part of any such person to limit or terminate his or her employment with the Company. For purposes hereof, the term "knowledge" shall mean the actual knowledge of Robert Gruder, Hollis Scott or Dain Dulaney.

4.       COVENANTS OF THE COMPANY.

         4.1 Corporate Existence. The Company shall, so long as the Purchaser or any affiliate of the Purchaser beneficially owns any Securities, maintain its corporate existence in good standing and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

         4.2 Provision of Information. The Company shall, so long as the Purchaser or any affiliate of the Purchaser beneficially owns any Purchased Securities, provide the Purchaser with copies of all materials sent to stockholders which are not otherwise available through the Commission's EDGAR database, in each such case promptly after the filing thereof with the Commission.

         4.3 Form D; Blue-Sky Qualification. To the extent that the Company is relying on Regulation D under the Securities Act in selling the Purchased Securities to the Purchaser hereunder, the Company agrees to file a Form D with respect to the Purchased Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action as is necessary to qualify the Purchased Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser at the Purchaser's request.

         4.4 Reporting Status. As long as the Purchaser or any affiliate of the Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees (i) to issue a press release describing the transactions contemplated by this Agreement and the other Transaction Documents on or before the second (2nd) Business Day following the Tranche A Closing Date and (ii) to file with the Commission a Form 8-K describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all exhibits attached to such Form 8-K as an exhibit thereto, on or before the fifth (5th) Business Day following the Tranche A Closing Date in the form required by the Exchange Act.

         4.5 Reservation of Common Stock. The Company shall at all times have authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions or exercises of the Purchased Securities, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion or exercise of all of Purchased Securities (the "Reserved Amount"). As of the Tranche A Closing Date, the Reserved Amount shall be equal to no less than 200% of the number of shares of Common Stock issuable upon conversion of the entire principal amount of the Debenture and exercise in full of the Warrant to be issued at the Tranche A Closing (assuming for such purpose that such conversion or exercise were to occur as of the Tranche A Closing Date and without regard to any restriction or limitation on such conversion or exercise). If, on any date, the Reserved Amount is less than 175% of the number of shares of Common Stock then issuable upon conversion of the entire principal amount of the Debentures, conversion of all of the Preferred Shares then outstanding and exercise of all of the Warrants then outstanding (assuming for such purpose that such conversion or exercise were to occur as of such date and without regard to any restriction or limitation on such conversion or exercise), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the thirtieth (30th) day following such date) to increase the Reserved Amount to no less than 200% of the number of shares of Common Stock into which such Debentures, Preferred Shares and Warrants are then convertible or exercisable, as the case may be. Until such time as all of the Debentures, Preferred Shares and Warrants have been converted or exercised, the Company shall not reduce the number of shares reserved for issuance hereunder without the Purchaser's prior written consent.

         4.6 Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Securities for general corporate purposes (including corporate acquisitions) only, in the ordinary course of its business and consistent with past practice, and shall not use such proceeds to make a loan to any employee, officer or director of the Company or to repurchase or pay a dividend on shares of Common Stock.

         4.7 Quotation on Nasdaq. The Company shall (i) promptly following the Tranche A Closing, take such action as may be necessary to include all of the Conversion Shares and the Warrant Shares that may be issued by the Company upon the conversion or exercise of the Purchased Securities on the Nasdaq National Market, and (ii) use its reasonable commercial efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market or the NYSE for a minimum of five (5) years following the latest to occur of the Tranche A Closing, Tranche B Closing and the Tranche C Closing.

         4.8 Use of Purchaser Name. Except as may be required by applicable law, the Company shall not use, directly or indirectly, the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated (which consent will not be unreasonably withheld) or as otherwise required by applicable law or regulation.

         4.9 Company's Instructions to Transfer Agent. On or prior to the Closing Date, the Company shall execute and deliver irrevocable instructions to its transfer agent (the "Transfer Agent") (i) to issue certificates representing Conversion Shares upon conversion of the Debentures and receipt of a valid Conversion Notice (as defined in the Debentures) from the Purchaser, in the amount specified in such Conversion Notice, in the name of the Purchaser or its nominee, (ii) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Articles of Amendment and receipt of a valid Conversion Notice (as defined in the Articles of Amendment) from the Purchaser, in the amount specified in such Conversion Notice, in the name of the Purchaser or its nominee, (iii) to issue certificates representing the Warrant Shares upon the exercise of the Warrants, and (iv) to deliver such certificates to the Purchaser no later than the close of business on the third (3rd) Business Day following the related Conversion Date (as defined in the Debentures or Articles of Amendment, as the case may be) or Exercise Date (as defined in the Warrant). The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to the Purchaser upon the conversion or exercise of the Purchased Securities, and as long as (x) the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and (y) the Purchaser has not informed the Company that it wishes to receive physical certificates therefor, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of the Purchaser or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with the Purchaser that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict the Purchaser's right to convert or exercise the Purchased Securities or to receive Conversion Shares or Warrant Shares in accordance with the terms of the Purchased Securities. In the event that the Company's relationship with the Transfer Agent should terminate for any reason, the Company will use its best efforts to ensure that the Transfer Agent shall continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

         4.10 Capital Raising Limitation. The Company agrees that it will not, (A) (i) during the period beginning on the Tranche A Closing Date and ending on the one hundred and eightieth (180th) day following the latest to occur of the Tranche A Closing Date, the Tranche B Closing Date and the Tranche C Closing Date, and (ii) at any time at which the Registration Statement (as defined in the Registration Rights Agreement) is not yet declared effective by the Commission or is not available to the Purchaser for the resale of all of the Conversion Shares or Warrant Shares into which the Purchased Securities then outstanding are convertible or exercisable (at the conversion or exercise price then in effect and without regard to any restriction or limitation on such conversion or exercise), offer for sale, issue or sell any Common Stock or any other equity security of the Company (or any security convertible into, or exercisable or exchangeable for, Common Stock or any such equity security)(collectively, an "Equity Security"), other than the Equity Securities described on Schedule 4.10, or (B) file a registration statement relating to any Equity Security (other than the Conversion Shares or Warrant Shares) during the period beginning on the Tranche A Closing Date and ending on the 270th day following the date on which such Registration Statement is declared effective by the Commission. The limitations described in (A) or (B) above shall not apply to
(x) any underwritten offering of securities made pursuant to a written underwriting agreement with a nationally- or regionally-recognized investment bank (an "Exempt Transaction"), (y) any issuance of securities or assumption of debt made in connection with a merger, acquisition of or purchase of the assets of another entity where the purpose of such issuance is not to raise equity capital or (z) any issuance of warrants made to a bank or other commercial lending institution in connection with a loan made to the Company by such bank or institution, provided that the number of shares of Common Stock into which such warrants are exercisable shall not exceed, individually or in the aggregate, 1% of the number of shares of Common Stock issued and outstanding as of the date of such issuance.

         4.11 Right of First Offer. Prior to any offer or sale by the Company of any Equity Securities (except in connection with an Exempt Transaction) during the period beginning on the Tranche A Closing Date and ending on the one year anniversary of the latest to occur of the Tranche A Closing Date, the Tranche B Closing Date and the Tranche C Closing Date (the "First Offer Period"), the Company must first deliver to the Purchaser written notice describing the proposed issuance, including the terms and conditions thereof, and provide the Purchaser with an option during the five (5) Business Day period following delivery of such notice to purchase all or any portion of the Equity Securities being offered on the same terms as contemplated by such issuance. In the event that the Purchaser either does not give notice within such five business day period that it intends to exercise the foregoing option or informs the Company in writing that it does not intend to participate in all or any portion of such issuance, the Company may offer to a third party the option to purchase up to, in the aggregate, the amount of Equity Securities which were declined by the Purchaser, on the same terms as were offered to the Purchaser.

         4.12 Shareholder Approval. The Company agrees that it will (i) file with the Commission, no later than the April 30, 1999, proxy solicitation materials ("Proxy Materials") seeking the approval of the holders of a majority of the Company's Common Stock for (x) the execution and filing of the Articles of Amendment and (y) issuances of Conversion Shares and Warrant Shares in excess of the Cap Amount (as defined in the Debentures or the Articles of Amendment, as the case may be)("Shareholder Approval"), (ii) call and hold a meeting of its shareholders for the purpose of voting on the proposals set forth in the Proxy Materials on or before June 30, 1999 and (iii) recommend approval of such proposals to its shareholders at such meeting.

5.  CONDITIONS TO CLOSING.

         5.1 Conditions to Purchaser's Obligations at Tranche A Closing. The Purchaser's obligations at the Tranche A Closing, including without limitation its obligation to purchase the Tranche A Debenture and Tranche A Warrant at the Tranche A Closing, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the Tranche A Closing Date:

                  5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

                  5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Tranche A Closing;

                  5.1.3 the Tranche A Closing Date shall occur on a date that is not later than March 5, 1999;

                  5.1.4 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Tranche A Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

                  5.1.5 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                           5.1.5 hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

                  5.1.6 the Company shall have delivered to the Purchaser duly executed certificates representing the Tranche A Debenture and Tranche A Warrant;

                  5.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

                  5.1.8 the Common Stock shall be designated for quotation on the Nasdaq National Market and no suspension of trading in the Common Stock on such market shall have occurred and be continuing as of the Tranche A Closing Date;

                  5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof;

                  5.1.10 the Company shall have delivered to the Purchaser final drafts of each Schedule to this Agreement no later than the close of business on the fifth (5th) Business Day immediately prior to the Tranche A Closing Date; and

                  5.1.11 the Transfer Agent shall have agreed in writing to comply with the instructions described in paragraph
                           4.9 hereof and the Company shall have notified the Purchaser in writing of the name, address, and telephone and fax number of, and the name of a contact person at, the Transfer Agent for the purpose of delivering Conversion Notices (as defined in the Debentures and the Articles of Amendment).

5.2 Conditions to Purchaser's Obligations at the Tranche B Closing. The Purchaser's obligations at the Tranche B Closing, including without limitation its obligation to purchase the Tranche B Debenture and the Tranche B Warrant at the Tranche B Closing, are conditioned upon the fulfillment (or waiver by the Purchaser) of each of the following events (the "Tranche B Closing Conditions") as of the Tranche B Closing Date:

                  5.2.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

                  5.2.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement, the Registration Rights Agreement, the Tranche A Debenture and the Tranche A Warrant, that are required to be complied with or performed by the Company at any time prior to the Tranche B Closing;

                  5.2.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.2 have been fulfilled as of the Tranche B Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

                  5.2.4 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                           5.2.4 hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

                  5.2.5 the Company shall have delivered to the Purchaser a duly executed Tranche B Debenture or certificates representing the Tranche B Preferred Shares, as the case may be, and the Tranche B Warrant;

                  5.2.6 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  5.2.7 there shall have been no material adverse change in the Company's consolidated business or financial condition since the Tranche A Closing Date;

                  5.2.8 the Company shall have authorized and reserved for issuance not less than two hundred percent (200%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of (i) all of the Tranche A Debentures and Tranche A Warrants then outstanding and (ii) the Tranche B Debenture or Tranche B Preferred Shares, as the case may be, and the Tranche B Warrant (such number to be determined using the Conversion Price or exercise price in effect on the date of such Closing and without regard to any restriction or limitation on such conversion or exercise);

                  5.2.9 the Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective by the one hundred and twentieth (120th) day following the Tranche A Closing Date and shall be available on the Tranche B Closing Date and at all times during the Tranche B Trigger Period (as defined below) for the sale by the Purchaser of not less than one hundred and seventy five percent (175%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of (i) the Tranche A Debenture and Tranche A Warrant then outstanding and (ii) the Tranche B Debenture and Tranche B Warrant (such number to be determined using the Conversion Price or exercise price in effect on the date of such Closing and without regard to any restriction or limitation on such conversion or exercise), and no proceedings shall have been instituted by any government agency or self regulatory organization for the purpose of or in connection with issuing a stop order or other restraint on the use of such Registration Statement;

                  5.2.10 a Mandatory Redemption Event (as defined in the Tranche A Debenture) shall not have occurred and be continuing;

                  5.2.11 the Closing Bid Price (as defined in the Tranche A Debenture) for the Common Stock must be greater than five dollars ($5.00) (subject to adjustment for the events specified in Section 3 of the Tranche A Debenture) on each Trading Day during any period of ten consecutive Trading Days occurring prior to the Tranche B Expiration Date (the "Tranche B Trigger Period"); and

                  5.2.12 the Company shall have obtained a line of credit in the amount of at least five million dollars ($5,000,000) and the full amount of such line of credit shall be available to the Company without condition or limitation on the Tranche B Closing Date.

5.3 Conditions to Purchaser's Obligations at the Tranche C Closing. The Purchaser's obligations at the Tranche C Closing, including without limitation its obligation to purchase the Tranche C Debenture or Tranche C Preferred Shares, as the case may be, and the Tranche C Warrant at the Tranche C Closing, are conditioned upon the fulfillment (or waiver by the Purchaser) of each of the following events (the "Tranche C Closing Conditions") as of the Tranche C Closing Date:

                  5.3.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

                  5.3.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement, the Registration Rights Agreement, the Debentures and Warrants then outstanding and, if applicable, the Articles of Amendment, that are required to be complied with or performed by the Company at any time prior to the Tranche C Closing;

                  5.3.3 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that the conditions specified in this paragraph 5.3 have been fulfilled as of the Tranche C Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

                  5.3.4 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                           5.3.4 hereto, and covering such additional matters as may reasonably be requested by the Purchaser;

                  5.3.5 the Company shall have delivered to the Purchaser a duly executed Tranche C Debenture or certificates representing the Tranche C Preferred Shares, as the case may be, and the Tranche C Warrants;

                  5.3.6 the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  5.3.7 there shall have been no material adverse change in the Company's consolidated business or financial condition since the Tranche A Closing Date ;

                  5.3.8 the Company shall have authorized and reserved for issuance not less than two hundred percent (200%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of (i) all of the Purchased Securities then outstanding and (ii) the Tranche C Debenture or Tranche C Preferred Shares, as the case may be, and Tranche C Warrant to be issued at such Closing (such number to be determined using the Conversion Price or exercise price in effect on the date of such Closing and without regard to any restriction or limitation on such conversion or exercise);

                  5.3.9 the Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective and shall be available on the Tranche C Closing Date and at all times during the Tranche C Trigger Period (as defined below) for the sale by the Purchaser of not less than one hundred and seventy five percent (175%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of (i) all of the Purchased Securities then outstanding and (ii) the Tranche C Debenture, or Tranche C Preferred Shares, as the case may be, and Tranche C Warrant to be issued at such Closing (such number to be determined using the Conversion Price or exercise price in effect on the date of such Closing and without regard to any restriction or limitation on such conversion or exercise), and no proceedings shall have been instituted by any government agency or self regulatory organization for the purpose of or in connection with issuing a stop order or other restraint on the use of such Registration Statement;

                  5.3.10 a Mandatory Redemption Event (as defined in the Debentures or the Articles of Amendment) shall not have occurred and be continuing;

                  5.3.11 the Tranche C Closing shall occur no later than the third (3rd) Business Day immediately following delivery of the Tranche C Notice by the Corporation to the Holder;

                  5.3.12 the Closing Bid Price (as defined in the Debentures or the Articles of Amendment) for the Common Stock either (i) must be greater than nine dollars ($9.00) (subject to adjustment for the events specified in Section 3 of the Debentures) during any period of ten
                           (10) consecutive Trading Days beginning on or after the tenth Trading Day immediately preceding the last day of the Tranche C Waiting Period and prior to the Tranche C Expiration Date or (ii) must be (x) greater than six dollars ($6.00) (subject to adjustment for the events specified in Section 3 of the Debentures) during any period of ten (10) consecutive Trading Days beginning on or after the tenth Trading Day immediately preceding the last day of the Tranche C Waiting Period and prior to the Tranche C Expiration Date and (y) at least twenty-five percent (25%) greater than the average Closing Bid Price for the Common Stock during the ten Trading Days occurring immediately prior to the last day of the Tranche C Waiting Period (the ten consecutive Trading Day periods described in (i) and (ii)(x) above (assuming in the case of the period described in (ii)(x) that the condition described in (ii)(y) above is also satisfied) each being referred to herein as a "Tranche C Trigger Period"); and

                  5.3.13   the Tranche B Closing shall have occurred.

         5.4 Conditions to Company's Obligations at each Closing. The Company's obligations at each Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of each Closing Date:

                  5.4.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date;

                  5.4.2 the Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before such Closing; and

                  5.4.3 the Purchaser shall have delivered to the Company a certificate, signed by an officer of the Purchaser, certifying that the conditions specified in this paragraph 5.4 have been fulfilled as of such Closing.

6.       MISCELLANEOUS.

                  6.1 Survival. The representations and warranties made by the parties herein shall survive each Closing and the Exchange notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties. The Company agrees that it will indemnify and hold harmless the Purchaser for any loss, claim, liability, damage or expense, as incurred by the Purchaser, arising out of or in connection with a breach by the Company of any representation, warranty or agreement made herein or in any other Transaction Document.

                  6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder (except for its obligation to purchase Securities at the Tranche B Closing or the Tranche C Closing, which it may not assign), in connection with any private sale or transfer of Purchased Securities pursuant to Section 2.2 and in accordance with the terms hereof and of such Purchased Securities, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

                  6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

                  6.4 Injunctive Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate.

                  6.5 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  6.7 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.8 Notices. Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

                  If to the Company:

                  Alydaar Software Corporation
                  2101 Rexford Road
                  Suite 250 W.
                  Charlotte, NC 28211
                  Attn: J. Dain Dulaney
                  Tel:  (704) 365-2324
                  Fax: (704) 365-5175

                  with a copy to:

                  McGuire, Woods, Battle & Boothe LLP
                  Bank of America Corporate Center
                  100 North Tryon Street, Suite 2900
                  Charlotte, NC 28202-4011
                  Attn:    Jeffrey S. Hay, Esq.
                  Tel:     (704) 373-8983
                  Fax:     (704) 373-8935

and if to the Purchaser, to such address as shall be designated by the Purchaser in writing to the Company.

                  6.9 Expenses. The Company and the Purchaser each shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall reimburse the Purchaser for all documented out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of the Debentures, the Articles of Amendment, this Agreement and the other Transaction Documents in the amount of thirty-five thousand dollars ($35,000).

                  6.10 Entire Agreement; Amendments; Waiver. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser or, in the event that, as a result of an assignment of this Agreement pursuant to the terms hereof, there exists more than one Purchaser, by the Company and the Purchasers holding a majority of either (i) the unpaid principal amount of the Debentures then outstanding or
(ii) the number of Preferred Shares then outstanding.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ALYDAAR SOFTWARE CORPORATION


By:  /s/ ROBERT F. GRUDER
     ----------------------------
         Robert F. Gruder
         Chief Executive Officer


MARSHALL CAPITAL MANAGEMENT, INC.


By:  /s/ ALLAN D. WEINE
     ----------------------------
         Allan D. Weine
         President

                                                         EXHIBIT A TO SECURITIES
                                                              PURCHASE AGREEMENT

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE.

                          ALYDAAR SOFTWARE CORPORATION

                      6% CONVERTIBLE EXCHANGEABLE DEBENTURE


New York, New York                                              $[3][2],000,000
[insert date]

         FOR VALUE RECEIVED, ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation (the "Corporation"), hereby promises to pay to the order of Marshall Capital Management, Inc. or its permitted assignees (the "Holder") the sum of [THREE][TWO] MILLION DOLLARS ($[3][2],000,000) in same day funds, on or before [the fifth anniversary of the Issue Date] (the "Maturity Date"), and to pay interest thereon, as provided herein. Amounts of principal of and, in certain circumstances, interest on the Debentures will be convertible into shares ("Conversion Shares") of the Corporation's Common Stock, par value $.001 ("Common Stock"), on the terms and subject to the conditions set forth herein. This Debenture is exchangeable, at the Corporation's option and on the terms and subject to the conditions specified herein, for shares (the "Preferred Shares") of the Corporation's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"). Upon issuance of the Preferred Stock, the terms thereof will be set forth in Articles of Amendment to the Corporation's Articles of Incorporation, the form of which is attached to the Securities Purchase Agreement (as defined below) as Exhibit C (the "Articles of Amendment").

         The Corporation has issued this Debenture pursuant to a Securities Purchase Agreement, dated as of March 3, 1999 (the "Securities Purchase Agreement"), together with a related warrant (the "Warrant"), and has granted certain registration rights pursuant to the terms of a Registration Rights Agreement, dated as of March 3, 1999 (the "Registration Rights Agreement"). Pursuant to the Securities Purchase Agreement, the Corporation may issue additional debentures to the Holder with substantially the same terms as this Debenture (together with this Debenture, the "Debentures") and an additional warrant with substantially the same terms as the Warrant (together with the Warrant, the "Warrants"). The date on which this Debenture is issued is referred to herein as the "Issue Date".

               The following terms shall apply to this Debenture:

1.       INTEREST.

         This Debenture shall bear interest on the unpaid principal amount hereof ("Interest") at an annual rate of six percent (6%) from the Issue Date, computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed. Interest accrued on principal of this Debenture shall be due and payable on the date (the "Conversion Date") on which such principal is converted into Common Stock hereunder (in which case Interest will be payable only with respect to the amount of such principal converted), on the Maturity Date and on any other date on which Interest is required to be paid pursuant to the terms hereof (each, an "Interest Payment Date"). As more specifically described below, subject to the satisfaction (or waiver by the Holder) of the Interest Conversion Conditions (as defined below), Interest accrued hereon will be converted into Conversion Shares on each Conversion Date.

2.       CONVERSION.

         (a) Right to Convert. Subject to the conditions and limitations specifically provided herein, the Holder shall have the right from and after the date that is ninety (90) days following the Tranche A Closing Date (as defined below)(the "Initial Conversion Date") to convert at any time and from time to time all or any part of the outstanding and unpaid principal amount of this Debenture into fully paid and non-assessable Conversion Shares, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation (a "Conversion").

         (b) Certain Definitions. "Trading Day" means any day on which the Common Stock is purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting Entity"). If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Closing Trade Price" means, with respect to the Common Stock, the last sale price reported for the Common Stock on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by the Applicable Reporting Entity or if no sale price was reported by the Applicable Reporting Entity on such Trading Day, the last sale price reported by the Applicable Reporting Entity on the Trading Day on which such prices were last reported immediately preceding such Trading Day. "Business Day" means any day on which the New York Stock Exchange and commercial banks located in the cities of New York and Charlotte, North Carolina are open for business. "Tranche A Closing Date", "Tranche B Closing Date" and "Tranche C Closing Date" each has the meaning specified in the Securities Purchase Agreement.

         (c) Conversion Notice. In order to convert the principal amount of this Debenture, or any portion thereof, the Holder shall send by facsimile transmission (and confirm such transmission by telephone or voicemail message), at any time prior to 7:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such Conversion (the "Conversion Date"), a notice of conversion to the Corporation and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the principal amount to be converted, the amount of Interest accrued on such principal amount up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice"). The Holder shall not be required to physically surrender this Debenture to the Corporation in order to effect a Conversion. The Corporation shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof. The Holder shall amend Annex I hereto upon any such Conversion or payment of principal to reflect the unpaid principal amount hereof. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within two (2) Business Days of receipt of the Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations are most at variance with those of such accountant.

         (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined in accordance with the following formula:

                                      P + I
                                      -----
                                        CP

where P represents the principal amount of this Debenture to be converted as set forth in the related Conversion Notice,

                  I represents the Interest accrued on such principal amount; provided, however, that, unless each Interest Conversion Condition (as defined in paragraph 2(g) below) is satisfied or waived by the Holder, the Corporation may not pay accrued Interest in Conversion Shares and must pay such Interest on the applicable Delivery Date (as defined below) in immediately available funds, and

                  CP represents the Conversion Price (as defined below) in effect on the applicable Conversion Date.

         Subject to adjustment as provided elsewhere herein, "Conversion Price" shall mean the lesser of the Fixed Conversion Price and the Market Conversion Price (each as defined below). "Fixed Conversion Price" means (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Tranche A Closing Date [NOTE: IN THE EVENT THAT A DEBENTURE IS ISSUED AT THE TRANCHE C CLOSING, THE IMMEDIATELY PRECEDING WORDS "TRANCHE A CLOSING DATE" IN SUCH DEBENTURE WILL BE REPLACED WITH THE WORDS "TRANCHE C CLOSING DATE"] times one hundred and forty percent (140%)(as adjusted from time to time for the events specified in Section 3 below) and (ii) during each period of ninety (90) days (each, a "Fixed Reset Period") beginning on the one hundred and eighty first (181st) day following the Tranche A Closing Date [NOTE: IN THE EVENT THAT A DEBENTURE IS ISSUED AT THE TRANCHE C CLOSING, THE IMMEDIATELY PRECEDING WORDS "TRANCHE A CLOSING DATE" IN SUCH DEBENTURE WILL BE REPLACED WITH THE WORDS "TRANCHE C CLOSING DATE"], the Fixed Conversion Price shall be equal to the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Fixed Reset Period times one hundred and one percent (101%)(as adjusted from time to time for the events specified in Section 3 below)(the "Reset Fixed Conversion Price"); provided, however, that the Reset Fixed Conversion Price will apply to a Fixed Reset Period only if such price is equal to or less than the Fixed Conversion Price that applied during the immediately preceding period; otherwise, the Fixed Conversion Price that applied during the immediately preceding period will remain in effect during such Fixed Reset Period. Notwithstanding the foregoing, if during the ninety-day period following the Tranche A Closing Date, the Closing Trade Price for the Common Stock is less than $7.00 for five (5) consecutive Trading Days (subject to adjustment for the events specified in Section 3 below) the Fixed Conversion Price for all Conversions thereafter shall be equal to the lesser of (A) the amount determined in accordance with the immediately preceding sentence and (B) the average of the five (5) lowest consecutive Closing Trade Prices for the Common Stock occurring during the ninety-day period following the Tranche A Closing Date times one hundred and four percent (104%)(subject to adjustment for the events specified in Section 3 below). "Market Conversion Price" means (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Initial Conversion Date [NOTE: IN THE EVENT THAT A DEBENTURE IS ISSUED AT THE TRANCHE C CLOSING, THE IMMEDIATELY PRECEDING WORDS "INITIAL CONVERSION DATE" IN SUCH DEBENTURE WILL BE REPLACED WITH THE WORDS "THE NINETIETH (90TH) DAY FOLLOWING THE TRANCHE C CLOSING DATE"] times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 3 below) and (ii) during each period of thirty (30) days (each, a "Market Reset Period") beginning on the thirty first (31st) day following the Initial Conversion Date [NOTE: IN THE EVENT THAT A DEBENTURE IS ISSUED AT THE TRANCHE C CLOSING, THE IMMEDIATELY PRECEDING WORDS "THIRTY FIRST (31ST) DAY FOLLOWING THE INITIAL CONVERSION DATE" IN SUCH DEBENTURE WILL BE REPLACED WITH THE WORDS "THE ONE HUNDRED AND TWENTY FIRST (121ST) DAY FOLLOWING THE TRANCHE C CLOSING DATE"], the Market Conversion Price shall be equal to the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Market Reset Period times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 3 below)(the "Reset Market Conversion Price"); provided, however, that the Reset Market Conversion Price will apply to a Market Reset Period only if such price is equal to or less than the Market Conversion Price that applied during the immediately preceding period; otherwise, the Market Conversion Price that applied during the immediately preceding period will remain in effect during such Market Reset Period.

         (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 2(c) above, the Corporation shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Conversion Shares determined pursuant to paragraph 2(d) above, provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Corporation shall effect delivery of Conversion Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Conversion Shares (A) is covered by an effective Registration Statement (as defined in the Registration Rights Agreement), (B) has been made pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or (C) may be made pursuant to Rule 144(k) under the Securities Act or any successor rule or provision.

         (f)      Failure to Deliver Conversion Shares.

                  (i) In the event that the Corporation fails for any reason to deliver to the Holder the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such default continues for seven (7) Business Days following delivery of a written notice of such default by the Holder to the Corporation, the Corporation shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the unpaid principal amount of this Debenture represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of
(A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which the principal amount represented thereby is redeemed pursuant to the terms of this Debenture. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

                  (ii) In the event that the Holder has not received certificates representing the Conversion Shares by the seventh (7th) Business Day following a Conversion Default, the Holder may, upon written notice to the Corporation (a "Conversion Default Notice"), regain on the date of such notice the rights of the Holder of this Debenture with respect to the Conversion Shares that are the subject of such Conversion Default, in which case the Market Conversion Price upon any subsequent conversion of the portion of this Debenture that is the subject of such Conversion Default will be equal to the lesser of (x) the lowest Conversion Price occurring during the period beginning on related Delivery Date and ending on the date on which the Conversion Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that the Holder may deliver a Conversion Notice at any time following delivery of a Conversion Default Notice to the Corporation). In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 2(f)(i) above).

                  (iii) Nothing herein shall limit the Holder's right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Conversion Shares issued by the Corporation pursuant to such Conversion), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following a Conversion Default, the Corporation delivers to the Holder the Conversion Shares that are required to be issued by the Corporation pursuant to such Conversion, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

         (g) Interest Conversion Conditions. The Corporation's right to pay accrued Interest in Conversion Shares upon Conversion of principal of this Debenture is conditioned upon the satisfaction of each of the following conditions (the "Interest Conversion Conditions"):

                  (i) no Mandatory Redemption Event (as defined herein), or an event that with the passage of time would constitute a Mandatory Redemption Event has occurred and is continuing; and

                  (ii) such payment of Interest in Conversion Shares will not violate the limitations set forth in paragraph 2(h) below.

In the event that any Interest Conversion Condition is not satisfied as of a Conversion Date, the Interest accrued on such principal amount shall be payable by the Corporation to the Holder in immediately available funds on the Delivery Date immediately following such Conversion Date. If the Corporation fails to deliver the amount of such Interest in immediately available funds to the Holder on or before the close of business on the Delivery Date therefor, such amount will bear interest at the Default Interest Rate.

         (h)      Limitations on Right to Convert.

         In no event shall the Holder be permitted to convert principal of this Debenture in excess of that amount of principal upon the Conversion of which:

         (A) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of this Debenture, would exceed 19.99% of the number of outstanding shares of Common Stock on the Tranche A Closing Date (subject to equitable adjustment from time to time for the events described in Section 3 below) (the "Cap Amount"), except that such limitation shall not apply in the event that (i) the Corporation obtains the approval of its stockholders as required by NASD Rule 4460 (or any successor rule or regulation) for issuances of Common Stock in excess of the Cap Amount or (ii) the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. In the event that the Holder shall sell or otherwise transfer all or any portion of this Debenture, the transferee shall be allocated a pro rata portion of the Cap Amount. In the event that following a sale or transfer of a portion of this Debenture, the Holder converts all of the remaining principal amount of this Debenture into a number of Conversion Shares which, in the aggregate, is less than the remaining portion of the Cap Amount, then the difference between such remaining portion of the Holder's Cap Amount and the number of Conversion Shares actually issued to the Holder shall be allocated to the respective Cap Amounts of the remaining transferee or transferees.

         (B) (x) the number of shares of Common Stock beneficially owned by the Holder (other than Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (B)) plus (y) the number of shares of Common Stock issuable upon the Conversion of such principal amount is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Nothing contained herein shall be deemed to restrict the right of the Holder to convert such excess principal amount at such time as such Conversion will not violate the provisions of this subparagraph (B). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this subparagraph (B) applies, the determination of whether principal of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Conversion Notice shall be deemed to be the Holder's determination that the principal amount specified therein is convertible pursuant to the terms hereof, and the Corporation shall have no right or obligation whatsoever to verify or confirm the accuracy of such determination. This paragraph may not be amended without the further consent of the holders of a majority of the shares of Common Stock then outstanding. The restriction contained in this subparagraph (B) shall not apply in the event of a Conversion at Maturity.

         (i) Conversion at Maturity. On the Maturity Date, the entire outstanding principal amount of this Debenture, together with all interest accrued hereon, shall be automatically converted into shares of Common Stock at the Conversion Price in effect on the Maturity Date. If such Conversion occurs, the Corporation and the Holder shall follow the procedures for conversion set forth in this Section 2, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice pursuant to paragraph 2(c).

3.       ADJUSTMENTS TO CONVERSION PRICE.

         (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of the entire principal amount of this Debenture, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, the distribution to all or substantially all of the holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof) or other similar event, the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Holder and the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Trade Price for the Common Stock as reported by the Applicable Reporting Entity on the five (5) consecutive Trading Days (as defined below) immediately preceding such date. If such market price cannot be calculated on any of the foregoing bases, such market price shall be the fair market value as reasonably determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

         (b) Adjustment to Conversion Price during Reference Period. If, prior to the Conversion of the entire principal amount of this Debenture, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any conversion of the principal balance of this Debenture, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

         (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of the entire principal amount of this Debenture, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then the Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by the Holder, or which the Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by the Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of principal hereof occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the Exchange Consideration which the Holder would have been entitled to receive in connection with such Exchange Transaction had such principal been converted immediately prior to such Exchange Transaction at the Conversion Price applicable to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of principal hereof. The Corporation shall not effect any Exchange Transaction unless (i) it (or, in the case of a tender offer, the offering party) first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K with the Securities and Exchange Commission for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 3(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

         (d) Distribution of Assets. If, prior to the Conversion of the entire principal amount of this Debenture, the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to the holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), the Corporation shall have the option of either (A) distributing the assets that are the subject of such Distribution to the Holder at the same time that it distributes such assets to the holders of Common Stock (or to the holders of the common stock of any such subsidiary), in which case the Holder shall be entitled to receive such assets in an amount equal to the amount of such assets that a holder of the number of shares of Common Stock into which this Debenture is convertible on the record date for such Distribution would be entitled to receive (such number to be determined using the Conversion Price in effect on such record date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist, including without limitation, as a result of such record date occurring prior to the Initial Conversion Date) or (B) for any Conversion occurring after the record date for such Distribution, reducing the applicable Conversion Price by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and reasonably acceptable to the Corporation. The Corporation shall notify the Holder in writing no later than the fifth (5th) Business Day prior to the record date for a Distribution whether the Corporation will elect to apply the provisions of clause (A) or clause (B) hereof to such Distribution; in the event that the Corporation fails to deliver such notice on or before the close of business on such fifth Business Day, the provisions of clause (B) hereof will apply.

         (e) Adjustment Due to Major Announcement. If the Corporation (i) makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that the Holder seeks to convert principal hereof on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Conversion Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such principal amount. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 3(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 3(e) to become operative.

         (f) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 3, the Conversion Price shall be adjusted as may be required by the provisions of the Securities Purchase Agreement and/or the Registration Rights Agreement.

         (g) No Fractional Shares. If any adjustment under this Section 3 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares.

4.       CORPORATION'S EXCHANGE OPTION.

         (a) Exchange Option. The Corporation shall have the option (the "Exchange Option"), subject to the satisfaction of each of the Exchange Option Conditions (as defined below), to require the Holder of this Debenture to exchange all (but not less than all) of the outstanding principal amount of, and accrued Interest on, this Debenture for Preferred Stock. On the date on which such exchange is to occur (the "Exchange Date"), the Corporation will deliver to the Holder, in exchange for this Debenture, Preferred Shares with an aggregate Stated Value (as defined in the Articles of Amendment) equal to the sum of (A) the entire principal amount of this Debenture that remains unpaid on the Exchange Date plus (B) all accrued and unpaid Interest thereon.

         (b) Exchange Option Conditions. The "Exchange Option Conditions" are as follows:

                  (i) the Corporation shall have duly obtained the approval of its shareholders authorizing (x) the issuance of Preferred Stock upon the terms set forth in the Articles of Amendment and (y) the issuance of shares of Common Stock upon conversion of the Preferred Shares in excess of the Cap Amount;

                  (ii) the Articles of Amendment shall have been filed with the Secretary of State of the State of North Carolina and become effective in accordance with the requirements of the North Carolina Business Corporation Act and the Holder shall have been furnished with reasonable evidence of the filing and effectiveness of the Articles of Amendment;

                  (iii) the Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective and shall be available on the Exchange Date for the sale by the Holder of not less than one hundred and seventy five percent (175%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of all of the Debentures and Warrants then outstanding (such number to be determined using the Conversion Price or exercise price in effect on the Exchange Date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist), and no proceedings shall have been instituted by any government agency or self regulatory organization for the purpose of or in connection with issuing a stop order or other restraint on the use of such Registration Statement;

                  (iv) the representations and warranties of the Corporation set forth in the Securities Purchase Agreement shall be true and correct in all material respects as of the Exchange Date as if made on such date;

                  (v) the Corporation shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Debenture, the Securities Purchase Agreement and the Registration Rights Agreement that are required to be complied with or performed by the Corporation at any time prior to the Exchange Date;

                  (vi) the Corporation shall have delivered to the Holder a certificate, signed by an officer of the Corporation, certifying that the conditions specified in this paragraph (b) hereof have been fulfilled as of the Exchange Date, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made in the Securities Purchase Agreement;

                  (vii) the Corporation shall have delivered to the Holder an opinion of counsel for the Corporation, dated as of such date, in substantially the form set forth on Exhibit B hereto, and covering such additional matters as may reasonably be requested by the Holder;

                  (viii) the Corporation shall have delivered to the Holder duly executed certificates representing the Preferred Shares;

                  (ix) the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  (x) the Corporation shall have authorized and reserved for issuance not less than two hundred percent (200%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of all of the Debentures and Warrants then outstanding (such number to be determined using the Conversion Price or exercise price in effect on the Exchange Date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist);

                  (xi) the Corporation shall not have authorized for issuance or issued any capital stock of the Corporation, or any security convertible into such capital stock, that would rank senior to or pari passu to the Preferred Stock; and

                  (xii) Mandatory Redemption Event (as defined below) shall not have occurred and be continuing.

         (c) Exchange Notice. In order to exercise the Exchange Option, the Corporation must deliver to the Holder written notice thereof (the "Exchange Notice") and, at the same time that it delivers such notice, the Corporation shall confirm delivery thereof with the Holder by telephone, either personally or by voicemail message. The Exchange Date must occur within three (3) Business Days of delivery of the Exchange Notice to the Holder. The delivery by the Corporation of an Exchange Notice shall not affect (i) the Holder's right to submit a Conversion Notice hereunder at any time prior to the Exchange Date or
(ii) the Corporation's obligation to issue Conversion Shares to the Holder pursuant to a Conversion Notice submitted in accordance with the terms hereof prior to the Exchange Date.

5.       REDEMPTION.

         (A)      Optional Redemption By Corporation.

         (a) Optional Redemption. The Corporation shall have the right, at any time and from time to time, upon the satisfaction of the Optional Redemption Conditions (as defined below), to redeem the entire unpaid principal amount of this Debenture, plus all accrued and unpaid interest thereon, in accordance with the terms hereof (an "Optional Redemption"). The date on which an Optional Redemption is effected and the Optional Redemption Price (as defined below) is paid by the Corporation to the Holder is referred to herein as an "Optional Redemption Date". It is expressly understood that the Holder shall have the right, at any time prior to the Optional Redemption Date, to convert all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid interest thereon.

         (b) Optional Redemption Notice. In order to effect an Optional Redemption hereunder, the Corporation must deliver to the Holder written notice of such Optional Redemption (an "Optional Redemption Notice") on or before 5:00 p.m. (eastern time) on the Business Day immediately following any Trading Day on which the each of the Optional Redemption Conditions is satisfied. The Optional Redemption Date shall occur on a Business Day, as specified in the Optional Redemption Notice, that is at least five (5) Trading Days but no more than ten
(10) Trading Days following the date on which the Optional Redemption Notice is delivered to the Holder. In the event that the Corporation delivers an Optional Redemption Notice to the Holder prior to the ninetieth (90th) day following the Tranche A Closing Date, the date on which such notice is delivered to the Holder shall be deemed to be the Initial Conversion Date for purposes of this Debenture, and the Holder shall have the right to convert this Debenture from and after such date.

         (c) Optional Redemption Conditions. The Optional Redemption Conditions are as follows:

                  (i) the Closing Trade Price for the Common Stock is less than $5.50 (subject to equitable adjustment for the events specified in Section 3 hereof); and

                  (ii) a Mandatory Redemption Event (as defined below), or an event that with the passage of time would constitute a Mandatory Redemption Event, shall not have occurred and be continuing.

         (d) Optional Redemption Price. The "Optional Redemption Price" to be paid by the Corporation to the Holder in the event of an Optional Redemption shall be equal to (A) (i) the entire unpaid principal amount of this Debenture on the Optional Redemption Date, times (ii) 110% plus (B) all accrued and unpaid interest thereon.

         (e)      Payment of Optional Redemption Price.

                  (i) The Corporation shall pay the Optional Redemption Price by wire transfer in immediately available funds to the Holder on or before 5:00 p.m. (eastern time) on the Optional Redemption Date.

                  (ii) If the Corporation fails to pay the Optional Redemption Price by wire transfer in immediately available funds to the Holder on or before the Optional Redemption Date, (i) the Holder shall be entitled to interest thereon, from and after the Optional Redemption Date until the Optional Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate for the number of days elapsed from such Optional Redemption Date until such amount is paid in full, (ii) the Holder shall have the option to regain, as of the date of delivery of written notice thereof to the Corporation (a "Redemption Default Notice"), its rights as the Holder of this Debenture, and
(iii) in the event that the Corporation fails to pay the Optional Redemption Price to the Holder on or before the close of business on the Business Day immediately following the delivery of written notice of such failure by the Holder to the Corporation, the Corporation shall not be entitled to effect an Optional Redemption thereafter.

         (B)      Mandatory Redemption By Holder.

         (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined herein) occurs, the Holder shall have the right, upon written notice to the Corporation (a "Mandatory Redemption Notice"), to have all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid Interest thereon, redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date"), which date must be at least three
(3) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Corporation, and the amount of principal to be redeemed. In order to effect a Mandatory Redemption hereunder, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the

Business Day immediately following the Business Day on which a Mandatory Redemption Event is no longer continuing; provided, however, that with respect to a Change of Control Transaction (as defined below), the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day following the date on which such Change of Control Transaction is effected.

         (b) Mandatory Redemption Price. In the event that a Mandatory Redemption Event (other than a Change of Control Transaction (as defined below)) is within the control of the Corporation, the "Mandatory Redemption Price" shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and twenty-five percent (125%) plus (B) all unpaid Interest accrued thereon; in the event that a Mandatory Redemption Event (other than a Change of Control Transaction) is not within the control of the Corporation, the "Mandatory Redemption Price" shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and ten percent (110%) plus (B) all unpaid Interest accrued thereon. A Mandatory Redemption Event shall be deemed to be within the control of the Corporation if such event occurs as a result of action taken by the Corporation or the failure of the Corporation to take action; provided, however, that, notwithstanding the foregoing, the Mandatory Redemption Event specified in clause (d)(v) below shall be deemed to be within the control of the Corporation. The Mandatory Redemption Price for a Change of Control Transaction shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and ten percent (110%) plus (B) all unpaid Interest accrued thereon; provided, however, that if following a Change of Control Transaction, the common stock of the surviving entity either (A) is not publicly traded or (B) is publicly traded and the average daily trading volume for such common stock is less than $1,500,000 during the period of four weeks immediately preceding such Change of Control Transaction, the Mandatory Redemption Price for a Change of Control Transaction shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and twenty-five percent (125%) plus (B) all unpaid Interest accrued thereon.

         (c)      Payment of Mandatory Redemption Price.

                           (i)      The Corporation shall pay the Mandatory
Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date. In the event that the Corporation redeems the entire remaining unpaid principal amount of this Debenture, and pays to the Holder all interest accrued thereon and all other amounts due in connection therewith, the Holder shall return this Debenture to the Corporation for cancellation.

                           (ii)     If the Corporation fails to pay the
Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

         (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

                  (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance or as a result of the limitations contained in paragraph 3(i)) to issue shares of Common Stock to the Holder in accordance with the provisions of this Debenture upon Conversion of any principal amount hereof, and such failure continues for ten (10) Business Days after written notice thereof to the Corporation from the Holder;

                  (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and such breach continues for a period of ten (10) Business Days after written notice thereof to the Corporation from the Holder;

                  (iii) the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the 120th day following the date on which the Registration Statement is filed with the Securities and Exchange Commission or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) Business Days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of the Holder;

                  (iv) the Common Stock is no longer quoted on the Nasdaq National Market or listed on the New York Stock Exchange;

                  (v) the Corporation's accountants render a qualified opinion with respect to the Corporation's Form 10-K for the year ended December 31, 1998, or the Corporation files such Form 10-K on a date that is after the deadline for such filing (after giving effect to any validly obtained extension); and

                  (vi) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity (a "Change of Control Transaction").

         (e) Failure to Pay Redemption Amounts. If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date therefor, then the Holder shall have the right to either (A) to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation or (B) to regain, as of the date of delivery of written notice thereof to the Corporation (a "Mandatory Redemption Default Notice"), its rights as the Holder of this Debenture, in which case the Conversion Price upon any subsequent conversion hereof will be equal to the lesser of (x) the lowest Conversion Price occurring during the period beginning on the date on which the Mandatory Redemption Notice is delivered to the Holder and ending on the date on which the Mandatory Redemption Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that the Holder may deliver a Conversion Notice at any time following delivery of a Mandatory Redemption Default Notice to the Corporation).

6.       PRIORITY; SUBORDINATION.

         (a) Rank. All principal of, premium, if any, interest and other amounts due or to become due on all this Debenture shall first be paid in full (hereafter, "Payment in Full") in accordance with the terms hereof before any payment on account of principal of, premium, if any, interest, dividends or any other amounts shall be made upon any Junior Securities, whether on account of any purchase or redemption or other acquisition of such Junior Securities, at maturity or otherwise.

         (b) Payment upon Dissolution, Etc. In the event of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Corporation or to its creditors, as such, or to its assets or (y) the dissolution or other winding up of the Corporation, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each a "Liquidation Event"), then, and in any such event, the Holder of this Debenture shall first be entitled to receive Payment in Full of all principal, premium, if any, interest and other amounts due or to become due on the this Debenture (including, without limitation, any interest and charges accruing thereon in any such proceeding, notwithstanding any law to the contrary) before any payment on account of principal, premium, if any, interest, dividends or any other amounts is made on the Junior Securities (as defined below). In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holder of this Debenture and the holders of Pari Passu Securities (as defined below) are insufficient to pay all principal, premium, if any, interest and other amounts due or to become due on the this Debenture (including, without limitation, any interest and charges accruing thereon in any such proceeding, notwithstanding any law to the contrary) and on the Pari Passu Securities, the entire assets of the Corporation shall be distributed ratably among the Holder of this Debenture and the holders of Pari Passu Securities in proportion to the ratio that the amount so payable on each such security bears to the aggregate preferential amount payable on all such shares.

         (c) Certain Definitions. "Junior Securities" shall mean all securities and indebtedness of the Corporation that are not Pari Passu Securities or Senior Securities as defined below. "Pari Passu Securities shall mean any securities or indebtedness of the Corporation that by their terms rank pari passu with this Debenture in respect of interest, dividends, redemption or distribution upon liquidation, including all of the other Debentures. "Senior Securities" shall mean any securities or indebtedness of the Corporation that by their terms have a preference over this Debenture in respect of dividends, redemption or distribution upon liquidation. For purposes hereof, the Common Stock and all other capital stock of the Corporation shall be deemed to be Junior Securities.

7.       MISCELLANEOUS.

         (a) Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

         (b) Notices. Any notice, demand or request required or permitted to be given by the Corporation or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow),
(ii) on the next Business Day after timely delivery to an overnight courier and
(iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Corporation:

                  Alydaar Software Corporation
                  2101 Rexford Road
                  Suite 250 W.
                  Charlotte, NC 28211
                  Attn: J. Dain Dulaney
                  Tel:  (704) 365-2324
                  Fax: (704) 365-5175

                  with a copy to:

                  McGuire, Woods, Battle & Boothe LLP
                  Bank of America Corporate Center
                  100 North Tryon Street, Suite 2900
                  Charlotte, NC 28202-4011
                  Attn:    Jeffrey S. Hay, Esq.
                  Tel:     (704) 373-8983
                  Fax:     (704) 373-8935

and if to the Holder, at such address as the Holder shall have furnished the Corporation in writing.

         (c) Amendments. No amendment, modification or other change may be made to this Debenture unless such amendment, modification or change is set forth in writing and is signed by the Corporation and the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and, in such event, such amendment, modification or change shall be made to all of the Debentures then outstanding.

         (d) Transfer of Debenture. The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder; provided, however, that transfers of this Debenture must be in a principal amount of no less than $500,000. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be the Holder. Upon any such sale, transfer or disposition, the Corporation shall issue and deliver to such transferee a new debenture identical in all respects to this Debenture, in the name of such transferee, with a principal amount equal to the principal amount of this Debenture so transferred. The Corporation shall be entitled to treat the original Holder as the holder of this Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

         (e) Lost or Stolen Debenture. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Debenture, if mutilated, the Corporation shall execute and deliver to the Holder a new debenture identical in all respects to this Debenture.

         (f) Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

         (g) No Prepayment. The principal of this Debenture may not be prepaid by the Corporation except as specifically set forth herein.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

ALYDAAR SOFTWARE CORPORATION


By:
   -------------------------
   Name:
   Title:

                                                                         ANNEX I

                                   Schedule of
                                   Conversions



      Principal                          Amount                              Date of
       Balance                          Converted                           Conversion
       -------                          ---------                           ----------


    $[3][2],000,000
  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

  -------------------               -------------------                -----------------

                                                         EXHIBIT B TO SECURITIES
                                                              PURCHASE AGREEMENT


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.



Warrant to Purchase
                   Shares
-------------------


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          ALYDAAR SOFTWARE CORPORATION


         THIS CERTIFIES that         or any subsequent holder hereof (the
"Holder"), has the right to purchase from Alydaar Software Corporation, a North
Carolina corporation (the "Company"), up to           fully paid and
nonassessable shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern time, on the date that is the fifth anniversary of the Issue Date (the "Expiration Date"). This Warrant is issued, and all rights hereunder shall be, subject to all of the conditions, limitations and provisions set forth herein and in the Securities Purchase Agreement of even date herewith by and among the Company and the Purchaser named therein (the "Securities Purchase Agreement").

         1.       Exercise.

         (a) Right to Exercise; Exercise Price. The Holder shall have the right to exercise this Warrant at any time and from time to time up to and including the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares"). The "Exercise Price" payable by the Holder in connection with the exercise of this Warrant shall be equal to [140% OF THE AVERAGE CLOSING BID PRICE FOR THE COMMON STOCK ON THE TEN TRADING DAYS OCCURRING IMMEDIATELY PRIOR TO, BUT NOT INCLUDING, THE TRANCHE A CLOSING DATE] (subject to adjustment as specified in paragraph 6 hereof).

         (b) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the date on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company and to its designated transfer agent for the Common Stock (the "Transfer Agent") a copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice") stating the number of Warrant Shares as to which such exercise applies and the calculation therefor. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) business days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two business days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

         (c) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

         2. Delivery of Warrant Shares Upon Exercise. Upon receipt of a Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) business day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the date for delivery thereof specified in such paragraph 1(b) (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. Warrant Shares delivered to the Holder shall not contain any restrictive legend as long as the sale of such Warrant Shares is covered by an effective Registration Statement (as defined in the Registration Rights Agreement), has been made pursuant to Rule 144 under the Securities Act of 1933, as amended, or may be made pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

         3.       Failure to Deliver Warrant Shares.

                  (a) Exercise Default. In the event that the Company fails for any reason as a result of any willful action or any willful failure to act on the part of the Corporation (other than by operation of paragraph 4 below) to deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days following the delivery of written notice thereof from the Holder (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by
(iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) business day of the calendar month immediately following the calendar month in which such amount has accrued.

                  (b) Buy-in. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Any award of damages hereunder shall take into account any reduction in the Exercise Price effected pursuant to paragraph (c) below.

                  (c) Reduction of Exercise Price. In the event that a Holder has not received certificates representing the Warrant Shares by the tenth (10th) business day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such business day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th business day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

                  (d) Holder of Record. Each Holder shall, for all purposes, be deemed to have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

         4.       Exercise Limitations.

         In no event shall a Holder be permitted to exercise this Warrant, or part thereof, with respect to Warrant Shares in excess of the number of such shares, upon the issuance of which, (x) the number of shares of Common Stock beneficially owned by the Holder plus (y) the number of shares of Common Stock issuable upon such exercise, would be equal to or exceed (z) 4.99% of the number of shares of Common Stock then issued and outstanding. To the extent that the limitation contained in this paragraph 4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by a Holder) shall be in the sole discretion of the Holder, and the submission of an Exercise Notice shall be deemed to be the Holder's determination that this Warrant is exercisable pursuant to the terms hereof, and the Company shall have no obligation whatsoever to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant, or part thereof, at such time as such exercise will not violate the provisions of this Section 4.

         5. Payment of the Exercise Price. The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

         (a)      Cash Exercise: by delivery of immediately available funds.

         (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                           X = Y x (A-B)/A

                           where: X = the number of Warrant Shares to be issued
to the Holder.

                           Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                           A = the average of the Closing Bid Prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date.

                           B = the Exercise Price.

For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date .

         6.       Anti-Dilution Adjustments.

         (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as the Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

         (b) Stock Split, Recapitalization or Reclassification. If the Company shall at any time effect a stock split, recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such stock split, recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice at the same time it provides such notice to holders of Common Stock of any transaction described in this Section 6(b).

         (c) Distributions. If the Company shall at any time distribute to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which the Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine prior to the Determination Date, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the difference between (x) such Exercise Price and (y) the value of such distribution applicable to one share of Common Stock (such value to be determined by an investment bank selected by the Holder and reasonably acceptable to the Company), and the denominator of which is such Exercise Price.

         (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exercisable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not effect any Corporate Change unless (i) it first shall have given twenty (20) business days' notice to the Holder hereof of any Corporate Change and makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Company of a Form 8-K for the purpose of disclosing the anticipated consummation of the Corporate Change shall constitute such a notice for purposes of this provision) and (ii) it requires the resulting successor or acquiring entity (if not the Company) to assume by written instrument the obligations of the Company hereunder and under the Securities Purchase Agreement and the Registration Rights Agreement.

         (e) Exercise Price as Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in paragraph 1 of this Warrant, until the occurrence of an event stated in subsection (a),
(b) or (c) of this paragraph 6, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of each such subsection. No such adjustment under this paragraph 6 shall be made unless such adjustment would change the Exercise Price at the time by two percent (2%) or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by 2% or more. No adjustment made pursuant to any provision of this paragraph 6 shall have the effect of increasing the total consideration payable upon exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

         (f) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this paragraph 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this paragraph 6.

         7.       Fractional Interests.

                  No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

         8. Transfer of this Warrant. The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part (and if in part, in minimum denominations of 5,000 shares), as long as such sale or other disposition is made pursuant to pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares.

         9.       Benefits of this Warrant.

                  Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

         10.      Loss, theft, destruction or mutilation of Warrant.

                  Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         11.      Notice or Demands.

                  Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Company:

                  Alydaar Software Corporation
                  2101 Rexford Road
                  Suite 250 W.
                  Charlotte, NC 28211
                  Attn: J. Dain Dulaney
                  Tel:  (704) 365-2324
                  Fax: (704) 365-5175

                  with a copy to:

                  McGuire, Woods, Battle & Boothe LLP
                  Bank of America Corporate Center
                  100 North Tryon Street, Suite 2900
                  Charlotte, NC 28202-4011
                  Attn:    Jeffrey S. Hay, Esq.
                  Tel:     (704) 373-8983
                  Fax:     (704) 373-8935

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

         12.      Applicable Law.

                  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of North Carolina, without giving effect to conflict of law provisions thereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the
[ ] day of           ,       .
           ----------  ------

                                              Alydaar Software Corporation

                                              By:
                                                 -----------------------------
                                                   Name:
                                                   Title:

                                                            EXHIBIT A to WARRANT

                                 EXERCISE NOTICE


         The undersigned Holder hereby irrevocably exercises the right to purchase of the shares of Common Stock ("Warrant Shares") of Alydaar Software Corporation, a North Carolina corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

         1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

                  ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

                  ______ a Cashless Exercise with respect to _________________ Warrant Shares.


         2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

         3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.



Date:
      ----------------------

-----------------------------------
    Name of Registered Holder

By:
   ---------------------------------
   Name:
   Title:

                                                            EXHIBIT B to WARRANT

                                 TRANSFER NOTICE



FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase shares of the Common Stock of Alydaar Software Corporation evidenced by the attached Warrant.


Date:
      ----------------------


-----------------------------------
     Name of Registered Holder

By:
     ------------------------------
     Name:
     Title:

Transferee Name and Address:


-----------------------------------

-----------------------------------

-----------------------------------

                                                         EXHIBIT C TO SECURITIES
                                                              PURCHASE AGREEMENT

[NOTE: IN THE EVENT THAT ALYDAAR SOFTWARE CORPORATION CHANGES ITS JURISDICTION OF INCORPORATION PRIOR TO THE FILING OF THESE ARTICLES OF AMENDMENT, THE FORM HEREOF SHALL BE AMENDED TO CONFORM WITH THE REQUIREMENTS OF SUCH JURISDICTION; PROVIDED THAT THE SUBSTANTIVE PROVISIONS HEREOF SHALL REMAIN UNAFFECTED BY ANY SUCH AMENDMENT]


                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                          ALYDAAR SOFTWARE CORPORATION


                                 Pursuant to the
                     North Carolina Business Corporation Act


         Alydaar Software Corporation, a corporation organized and existing under the laws of the State of North Carolina (the "Corporation"), hereby adopts the following Articles of Amendment to its Articles of Incorporation ("Articles of Amendment"):

         1.       The name of the Corporation is Alydaar Software Corporation.

         2. These Articles of Amendment were duly adopted by the shareholders of the Corporation on _________________, ____, 1999 in accordance with the provisions of the North Carolina Business Corporation Act (the "Act"):

         Section 2 of the Articles of Incorporation shall be deleted in its entirety and the following substituted in lieu thereof:

         The total number of shares of stock which the Corporation shall have authority to issue is 51,000,000 shares, of which 1,000,000 shares shall be Preferred Stock, $.001 par value per share (the "Preferred Stock"), and 50,000,000 shares shall be Common Stock, $.001 par value per share (the "Common Stock").

         The Board of Directors of the Corporation, by resolution, shall establish the rights, privileges, vote, liquidation preference, series, convertibility, dividend (whether cumulative or non-cumulative), and redemption provisions of the Preferred Stock (other than Series A Convertible Preferred Stock, the rights, privileges, vote, liquidation preference, series, convertibility, dividend and redemption provisions for which are set forth below).



A.  SERIES A CONVERTIBLE PREFERRED STOCK


1.       DESIGNATION AND AMOUNT.

                  The designation of this series, which consists of ten thousand (10,000) shares of Preferred Stock, is the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The stated value of each share of Series A Preferred Stock (each, a "Preferred Share" and collectively, the "Preferred Shares") shall be One Thousand Dollars ($1,000) (the "Stated Value"). The Preferred Shares are to be issued pursuant to the terms of a Securities Purchase Agreement between the Corporation and Marshall Capital Management, Inc. (the "Securities Purchase Agreement"). The date on which a Preferred Share is issued and sold pursuant to the Securities Purchase Agreement is referred to herein as the "Issue Date" for such Preferred Share. The holders of Preferred Shares are each referred to herein as a "Holder" and, collectively, as the "Holders". The Preferred Shares are convertible, as provided below, into shares ("Conversion Shares") of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"). "Tranche A Closing Date", "Tranche B Closing Date" and "Tranche C Closing Date" each has the meaning specified in the Securities Purchase Agreement.


2.       DIVIDENDS.

         The Series A Preferred Stock will not bear dividends.

3.       PRIORITY.

         (a)      Payment upon Dissolution.

                  (i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a "Liquidation Event"), no distribution shall be made to the holders of any shares of Junior Securities (as defined below) unless, following the payment of preferential amounts on all Senior Securities (as defined below), each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a

Liquidation Event, and following the payment of preferential amounts on all Senior Securities (as defined below), the assets available for distribution to the Holders and the holders of Pari Passu Securities (as defined below) are insufficient to pay the Liquidation Preference with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the Preferred Shares and the shares of Pari Passu Securities in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

                  (ii) The "Liquidation Preference" with respect to a Preferred Share shall mean an amount equal to the Stated Value of such Preferred Share plus the Premium (as defined below) accrued on such Preferred Share in accordance with the terms hereof. "Junior Securities" shall mean the Common Stock and all other capital stock of the Corporation that are not Pari Passu Securities or do not have a preference over the Series A Preferred Stock in respect of redemption or distribution upon liquidation. "Pari Passu Securities" shall mean any securities ranking by their terms pari passu with the Series A Preferred Stock in respect of redemption or distribution upon liquidation. "Senior Securities" shall mean (i) any debt issued or assumed by the Corporation and (ii) any securities of the Corporation which by their terms have a preference over the Series A Preferred Stock in respect of redemption or distribution upon liquidation.

4.       CONVERSION.

         (a) Right to Convert. Subject to the conditions and limitations specifically provided herein, each Holder shall have the right, from and after the date that is the ninetieth (90th) day following the Tranche A Closing Date (the "Initial Conversion Date"), to convert at any time and from time to time all or any part of the outstanding Preferred Shares held by such Holder into such number of fully paid and non-assessable shares ("Conversion Shares") of Common Stock, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation, as is determined in accordance with the terms hereof (a "Conversion").

         (b) Certain Definitions. "Trading Day" means any day on which the Common Stock is purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Holders of a majority of the Preferred Shares then outstanding (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting Entity"). If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holders of a majority of the Preferred Shares then outstanding and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Closing Trade Price" means, with respect to the Common Stock, the last sale price reported for the Common Stock on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by the Applicable Reporting Entity or if no sale price was reported by the Applicable Reporting Entity on such Trading Day, the last sale price reported by the Applicable Reporting Entity on the Trading Day on which such prices were last reported immediately preceding such Trading Day. "Business Day" means any day on which the New York Stock Exchange and commercial banks located in the cities of New York and Charlotte, North Carolina are open for business.

         (c) Conversion Notice. In order to convert Preferred Shares, a Holder shall send by facsimile transmission (and confirm such transmission by telephone or voicemail message), at any time prior to 7:00 p.m., eastern time, on the Business Day on which such Holder wishes to effect such Conversion (the "Conversion Date"), (i) a notice of conversion to the Corporation and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the number of Preferred Shares to be converted, the amount of Premium (as defined below) accrued thereon, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice") and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Transfer Agent. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within two (2) Business Days of receipt of such Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations are most at variance with those of such accountant.

         (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined in accordance with the following formula:

                                     SV + P
                                     ------
                                       CP

where SV represents the aggregate Stated Value of the Preferred Shares to be converted,

                  P represents the aggregate Premium accrued on such Preferred Shares (it being understood that, unless each Premium Conversion Condition (as defined in paragraph 4(g) below) is satisfied or waived by the Holder of such Preferred Shares, the Corporation may not pay accrued Premium in shares of Common Stock and must pay such Premium on the applicable Delivery Date (as defined below) in immediately available funds in accordance with the terms of this Certificate), and

                  CP represents the Conversion Price (as defined below) in effect on the applicable Conversion Date.

"Premium" with respect to a Preferred Share shall be determined in accordance with the following formula:

                                  (SV)(.06)(N)
                                  ------------
                                       365

where             SV represents the Stated Value of such Preferred Share, and

                  N represents the number of days elapsed from the Issue Date through and including the Conversion Date relating to such Preferred Share.

         Subject to adjustment as provided elsewhere herein, "Conversion Price" shall mean the lesser of the Fixed Conversion Price and the Market Conversion Price (each as defined below). "Fixed Conversion Price" means (A) with respect to Preferred Shares issued at the Tranche A Closing or the Tranche B Closing (each as defined in the Securities Purchase Agreement), (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Tranche A Closing Date times one hundred and forty percent (140%)(as adjusted from time to time for the events specified in Section 5 below) and (ii) during each period of ninety (90) days (each, a "Tranche A Fixed Reset Period") beginning on the one hundred and eighty first (181st) day following the Tranche A Closing Date, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Tranche A Fixed Reset Period times one hundred and one percent (101%)(as adjusted from time to time for the events specified in Section 5 below)(the "Tranche A Reset Fixed Conversion Price") and
(B) with respect to Preferred Shares issued at the Tranche C Closing (as defined in the Securities Purchase Agreement), (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Tranche C Closing Date times one hundred and forty percent (140%)(as adjusted from time to time for the events specified in Section 5 below) and (ii) during each period of ninety (90) days (each, a "Tranche C Fixed Reset Period") beginning on the one hundred and eighty first (181st) day following the Tranche C Closing Date, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Tranche C Fixed Reset Period times one hundred and one percent (101%)(as adjusted from time to time for the events specified in Section 5 below)(the "Tranche C Reset Fixed Conversion Price")(the Tranche A Fixed Reset Period and the Tranche C Fixed Reset Period are sometimes together referred to herein as a "Fixed Reset Period", and the Tranche A Reset Fixed Conversion Price and the Tranche C Reset Fixed Conversion Price are sometimes together referred to herein as a "Reset Fixed Conversion Price"); provided, however, that a Reset Fixed Conversion Price will apply to a Fixed Reset Period only if such price is equal to or less than the Fixed Conversion Price that applied during the immediately preceding period; otherwise, the Fixed Conversion Price that applied during the immediately preceding period will remain in effect during such Fixed Reset Period. Notwithstanding the foregoing, if during the ninety-day period following the Tranche A Closing Date, the Closing Trade Price for the Common Stock is less than $7.00 for five (5) consecutive Trading Days (subject to adjustment for the events specified in Section 5 below) the Fixed

Conversion Price for all Conversions thereafter shall be equal to the lesser of
(A) the amount determined in accordance with the immediately preceding sentence and (B) the average of the five (5) lowest consecutive Closing Trade Prices for the Common Stock occurring during the ninety-day period following the Tranche A Closing Date times one hundred and four percent (104%)(subject to adjustment for the events specified in Section 5 below). "Market Conversion Price" means (A) with respect to Preferred Shares issued at the Tranche A Closing or the Tranche B Closing (each as defined in the Securities Purchase Agreement), (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Initial Conversion Date times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 5 below) and (ii) during each period of thirty (30) days (each, a "Tranche A Market Reset Period") beginning on the thirty first (31st) day following the Initial Conversion Date, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Tranche A Market Reset Period times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 5 below)(the "Tranche A Reset Market Conversion Price") and (B) with respect to Preferred Shares issued at the Tranche C Closing (as defined in the Securities Purchase Agreement), (i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the ninetieth (90th) day following the Tranche C Closing Date times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 5 below) and (ii) during each period of thirty
(30) days (each, a "Tranche C Market Reset Period") beginning on the one hundred and twenty first (121st) day following the Tranche C Closing Date, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Tranche C Market Reset Period times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 5 below)(the "Tranche C Reset Market Conversion Price")(the Tranche A Market Reset Period and the Tranche C Market Reset Period are sometimes together referred to herein as a "Market Reset Period", and the Tranche A Reset Market Conversion Price and the Tranche C Reset Market Conversion Price are sometimes together referred to herein as a "Reset Market Conversion Price"); provided, however, that a Reset Market Conversion Price will apply to a Market Reset Period only if such price is equal to or less than the Market Conversion Price that applied during the immediately preceding period; otherwise, the Market Conversion Price that applied during the immediately preceding period will remain in effect during such Market Reset Period.

         (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(c) above, the Corporation shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or caused to be delivered to such Holder the number of Conversion Shares determined pursuant to paragraph 4(d) above, provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Corporation shall effect delivery of Conversion Shares to such Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of such Holder or its nominee at DTC (as specified in the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if a Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, the Corporation shall effect delivery of Conversion Shares by delivering to such Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to a Holder shall not contain any restrictive legend as long as the resale of such Conversion Shares (A) is covered by an effective Registration Statement (as defined in the Registration Rights Agreement, dated as of March 5, 1999, between the Corporation and Marshall Capital Management, Inc.(the "Registration Rights Agreement")), (B) has been made pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or (C) may be made pursuant to Rule 144(k) under the Securities Act or any successor rule or provision.

         (f)      Failure to Deliver Conversion Shares.

                  (i) In the event that the Corporation fails for any reason to deliver to a Holder the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such default continues for seven (7) Business Days following delivery of a written notice of such default by such Holder to the Corporation, the Corporation shall pay to such Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Stated Value of the Preferred Shares which are the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to such Holder and (B) the date on which the Preferred Shares represented thereby are redeemed pursuant to the terms of this Amendment. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

                  (ii) In the event that a Holder has not received certificates representing the Conversion Shares by the seventh (7th) Business Day following a Conversion Default, such Holder may, upon written notice to the Corporation (a "Conversion Default Notice"), regain on the date of such notice the rights of a holder of the Preferred Shares that are the subject of such Conversion Default, in which case the Market Conversion Price upon any subsequent conversion of such Preferred Shares will be equal to the lesser of
(x) the lowest Conversion Price occurring during the period beginning on related Delivery Date and ending on the date on which the Conversion Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that such Holder may deliver a Conversion Notice at any time following delivery of a Conversion Default Notice to the Corporation). In such event, such Holder shall retain all of such Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 4(f)(i) above).

                  (iii) Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by such Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by such Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by such Holder from the sale of the Conversion Shares issued by the Corporation pursuant to such Conversion), and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following a Conversion Default, the Corporation delivers to such Holder the Conversion Shares that are required to be issued by the Corporation pursuant to such Conversion, such Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

         (g) Premium Conversion Conditions. The Corporation's right to pay accrued Premium in Conversion Shares upon Conversion of Preferred Shares is conditioned upon the satisfaction of each of the following conditions (the "Premium Conversion Conditions"):

                  (i) no Mandatory Redemption Event (as defined herein), or an event that with the passage of time would constitute a Mandatory Redemption Event, has occurred and is continuing; and

                  (ii) such payment of Premium in Conversion Shares will not violate the limitations set forth in paragraph 4(h) below.

In the event that any Premium Conversion Condition is not satisfied as of a Conversion Date for Preferred Shares, the accrued Premium on such Preferred Shares shall be payable by the Corporation to the Holder in immediately available funds on the Delivery Date immediately following such Conversion Date. If the Corporation fails to deliver the amount of such Premium in immediately available funds to the Holder on or before the close of business on the Delivery Date therefor, such amount will bear interest at the Default Interest Rate.

         (h)      Limitations on Right to Convert.

         In no event shall a Holder be permitted to convert any Preferred Shares in excess of the number of such shares, upon the Conversion of which:

                  (A) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of Preferred Shares and conversions of Debentures (as defined in the Securities Purchase Agreement), would exceed 19.99% of the number of outstanding shares of Common Stock on the Tranche A Closing Date (subject to equitable adjustment from time to time for the events described in Section 5 below) (the "Cap Amount"), except that such limitation shall not apply in the event that (i) the Corporation obtains the approval of its stockholders as required by NASD Rule 4460 (or any successor rule or regulation) for issuances of Common Stock in excess of the Cap Amount or (ii) such Holder obtains an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. In the event that a Holder shall sell or otherwise transfer all or any such Holder's Preferred Shares, the transferee shall be allocated a pro rata portion of the Cap Amount. In the event that following a sale or transfer of Preferred Shares, a Holder converts all of such Holder's

Preferred Shares into a number of Conversion Shares which, in the aggregate, is less than the remaining portion of such Holder's Cap Amount, then the difference between such remaining portion of such Holder's Cap Amount and the number of Conversion Shares actually issued to such Holder shall be allocated to the respective Cap Amounts of the remaining Holders.

         (B) (x) the number of shares of Common Stock beneficially owned by a Holder (other than Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (B)) plus (y) the number of shares of Common Stock issuable upon the Conversion of such Preferred Shares is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such excess Preferred Shares at such time as such Conversion will not violate the provisions of this subparagraph (B). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this subparagraph (B) applies, the determination of whether Preferred Shares are convertible shall be in the sole discretion of such Holder, and the submission of Preferred Shares for Conversion shall be deemed to be such Holder's determination that such Preferred Shares are convertible pursuant to the terms hereof, and the Corporation shall have no right or obligation whatsoever to verify or confirm the accuracy of such determination. This paragraph may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding. The restriction contained in this subparagraph (B) shall not apply in the event of a Conversion at Maturity.

         (i) Conversion at Maturity. On the date which is five (5) years following the Issue Date (the "Maturity Date") for a Preferred Share, such Preferred Share shall be automatically converted into the number of shares of Common Stock equal to the Liquidation Preference of such Preferred Share divided by the Conversion Price then in effect If such Conversion occurs, the Corporation and such Holder shall follow the procedures for conversion set forth in this Section 4, with the Maturity Date deemed to be the Conversion Date, except that such Holder shall not be required to send a Conversion Notice pursuant to paragraph 4(c).

5.       ADJUSTMENTS TO CONVERSION PRICE.

         (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the outstanding Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, the distribution to all or substantially all of the holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof) or other similar event, the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify each Holder and the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Trade Price for the Common Stock as reported by the Applicable Reporting Entity on the five (5) consecutive Trading Days (as defined below) immediately preceding such date. If such market price cannot be calculated on any of the foregoing bases, such market price shall be the fair market value as reasonably determined by an investment banking firm selected by the Holders of a majority of the Preferred Shares then outstanding and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

         (b) Adjustment to Conversion Price during Reference Period. If, prior to the Conversion of all of the outstanding Preferred Shares, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any conversion of Preferred Shares, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

         (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the outstanding Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then each Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such Preferred Shares been converted immediately prior to such Exchange Transaction at the Conversion Price applicable to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it (or, in the case of a tender offer, the offering party) first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K with the Securities and Exchange Commission for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 5(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

         (d) Distribution of Assets. If, prior to the Conversion of all of the outstanding Preferred Shares, the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to the holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), the Corporation shall have the option of either (A) distributing the assets that are the subject of such Distribution to the Holders at the same time that it distributes such assets to the holders of Common Stock (or to the holders of the common stock of any such subsidiary), in which case each Holder shall be entitled to receive such assets in an amount equal to the amount of such assets that a holder of the number of shares of Common Stock into which the Preferred Shares held by such Holder are convertible on the record date for such Distribution would be entitled to receive (such number to be determined using the Conversion Price in effect on such record date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist, including without limitation, as a result of such record date occurring prior to the Initial Conversion Date) or (B) for any Conversion occurring after the record date for such Distribution, reducing the applicable Conversion Price by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holders of a majority of the Preferred Shares then outstanding and reasonably acceptable to the Corporation. The Corporation shall notify each Holder in writing no later than the fifth (5th) Business Day prior to the record date for a Distribution whether the Corporation will elect to apply the provisions of clause (A) or clause (B) hereof to such Distribution; in the event that the Corporation fails to deliver such notice on or before the close of business on such fifth Business Day, the provisions of clause (B) hereof will apply.

         (e) Adjustment Due to Major Announcement. If the Corporation (i) makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that a Holder seeks to convert Preferred Shares on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Conversion Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such Preferred Shares. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 5(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 3(e) to become operative.

         (f) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 5, the Conversion Price shall be adjusted as may be required by the provisions of the Securities Purchase Agreement and/or the Registration Rights Agreement.

         (g) No Fractional Shares. If any adjustment under this Section 5 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares.

6.       REDEMPTION.

(A)      Optional Redemption By Corporation.

         (a) Optional Redemption. The Corporation shall have the right, at any time and from time to time, upon the satisfaction of the Optional Redemption Conditions (as defined below), to redeem all (but not less than all) of the Preferred Shares outstanding on the Optional Redemption Date (as defined below), plus all accrued and unpaid Premium thereon, in accordance with the terms hereof (an "Optional Redemption"). The date on which an Optional Redemption is effected and the Optional Redemption Price (as defined below) is paid by the Corporation to each Holder is referred to herein as an "Optional Redemption Date". It is expressly understood that each Holder shall have the right, at any time prior to the Optional Redemption Date, to convert all or any portion of the Preferred Shares outstanding at any time prior to the Optional Redemption Date.

         (b) Optional Redemption Notice. In order to effect an Optional Redemption hereunder, the Corporation must deliver to each Holder written notice of such Optional Redemption (an "Optional Redemption Notice") on or before 5:00 p.m. (eastern time) on the Business Day immediately following any Trading Day on which each of the Optional Redemption Conditions is satisfied. The Optional Redemption Date shall occur on a Business Day, as specified in the Optional Redemption Notice, that is at least five (5) Trading Days but no more than ten
(10) Trading Days following the date on which the Optional Redemption Notice is delivered to each Holder. In the event that the Corporation delivers an Optional Redemption Notice to the Holders prior to the ninetieth (90th) day following the Tranche A Closing Date, the date on which such notice is delivered to the Holders shall be deemed to be the Initial Conversion Date for purposes hereof, and each Holder shall have the right to convert Preferred Shares from and after such date.

         (c) Optional Redemption Conditions. The Optional Redemption Conditions are as follows:

                  (i) the Closing Trade Price for the Common Stock is less than $5.50 (subject to equitable adjustment for the events specified in Section 5 hereof); and

                  (ii) a Mandatory Redemption Event (as defined below), or an event that with the passage of time would constitute a Mandatory Redemption Event, shall not have occurred and be continuing.

         (d) Optional Redemption Price. The "Optional Redemption Price" to be paid by the Corporation to each Holder in the event of an Optional Redemption shall be equal to (A) (i) the aggregate Stated Value of the Preferred Shares held by such Holder as of the Optional Redemption Date times (ii) 110% plus (B) all accrued and unpaid Premium thereon.

         (e)      Payment of Optional Redemption Price.

                  (i) The Corporation shall pay the Optional Redemption Price by wire transfer in immediately available funds to each Holder on or before 5:00 p.m. (eastern time) on the Optional Redemption Date.

                  (ii) If the Corporation fails to pay the Optional Redemption Price by wire transfer in immediately available funds to a Holder on or before the Optional Redemption Date, (i) such Holder shall be entitled to interest thereon, from and after the Optional Redemption Date until the Optional Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate for the number of days elapsed from the Optional Redemption Date until such amount is paid in full, (ii) such Holder shall have the option to regain, as of the date of delivery of written notice thereof to the Corporation (a "Redemption Default Notice"), its rights as a Holder of the Preferred Shares being redeemed, and (iii) in the event that the Corporation fails to pay the Optional Redemption Price to such Holder on or before the close of business on the Business Day immediately following the delivery of written notice of such failure by such Holder to the Corporation, the Corporation shall not be entitled to effect an Optional Redemption thereafter.

         (B)      Mandatory Redemption By Holder.

                  (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined herein) occurs, each Holder shall have the right, upon written notice to the Corporation (a "Mandatory Redemption Notice"), to require the Corporation to redeem all or any portion of the Preferred Shares held by such Holder (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date"), which date must be at least three (3) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Corporation, and the number of Preferred Shares to be redeemed. In order to effect a Mandatory Redemption hereunder, a Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day immediately following the Business Day on which a Mandatory Redemption Event is no longer continuing; provided, however, that with respect to a Change of Control Transaction (as defined below), a Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day following the date on which such Change of Control Transaction is effected.

                  (b) Mandatory Redemption Price. The "Mandatory Redemption Price" (other than for a Change of Control Transaction (as defined below)) shall be equal to (A)(i) the aggregate Stated Value of the Preferred Shares being redeemed multiplied by (ii) one hundred and twenty-five percent (125%) (the "Mandatory Redemption Percentage") plus (B) all unpaid Premium accrued thereon. The Mandatory Redemption Percentage for a Change of Control Transaction shall be equal to one hundred and ten percent (110%); provided, however, that if following a Change of Control Transaction, the common stock of the surviving entity either
(A) is not publicly traded or (B) is publicly traded and the average daily trading volume for such common stock is less than $1,500,000 during the period of four weeks immediately preceding such Change of Control Transaction, the Mandatory Redemption Percentage for a Change of Control Transaction shall be equal to one hundred and twenty-five percent (125%).

         (c)      Payment of Mandatory Redemption Price.

                           (i)      The Corporation shall pay the Mandatory
Redemption Price to each Holder exercising its right to redemption on the later to occur of (i) the fifth (5th) Business Day following the Mandatory Redemption Date and (ii) the Business Day on which the Preferred Shares being redeemed are delivered by the Purchaser to the Corporation for cancellation (the "Mandatory Redemption Payment Date").


                           (ii)     If Corporation fails to pay the Mandatory
Redemption Price to a Holder within five (5) Business Days of the Mandatory Redemption Payment Date, such Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

         (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

                  (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance or as a result of the limitations contained in paragraph 5(i)) to issue shares of Common Stock to a Holder in accordance with the provisions hereof upon Conversion of Preferred Shares, as a result of action taken by the Corporation or the failure of the Corporation to take action, and such failure to issue Common Stock continues for ten (10) Business Days after written notice thereof to the Corporation from such Holder;

                  (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of these Articles of Incorporation relating to the Preferred Shares or of the Securities Purchase Agreement or the Registration Rights Agreement, as a result of action taken by the Corporation or the failure of the Corporation to take action, and such breach continues for a period of ten (10) Business Days after written notice thereof to the Corporation from a Holder;

                  (iii) as a result of action taken by the Corporation or the failure of the Corporation to take action, the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the 120th day following the date on which the Registration Statement is filed with the Securities and Exchange Commission or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to a Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) Business Days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such Holder;

                  (iv) the Common Stock is no longer quoted on the Nasdaq National Market or listed on the New York Stock Exchange, as a result of action taken by the Corporation or the failure of the Corporation to take action; and

                  (v) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity (other than a tender offer for the Common Stock by a third party, where the Board of Directors of the Corporation has recommended to the Corporation's shareholders that they refrain from tendering their shares to such third party)(a "Change of Control Transaction").

         (e) Failure to Pay Redemption Amounts. If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date therefor, then each Holder shall have the right to either (A) to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by such Holder in writing to the Corporation or (B) to regain, as of the date of delivery of written notice thereof to the Corporation (a "Mandatory Redemption Default Notice"), its rights as a Holder of Preferred Shares, in which case the Conversion Price upon any subsequent conversion of Preferred Shares will be equal to the lesser of (x) the lowest Conversion Price occurring during the period beginning on the date on which the Mandatory Redemption Notice is delivered to such Holder and ending on the date on which the Mandatory Redemption Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that a Holder may deliver a Conversion Notice at any time following delivery of a Mandatory Redemption Default Notice to the Corporation).

7.       MISCELLANEOUS.

         (a) Failure to Exercise Rights not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of a Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

         (b) Remedies, Characterization, Other Obligations, Breaches and Injunctive Relief. The remedies provided to a Holder in these Articles of Incorporation shall be cumulative and in addition to all other remedies available to such Holder hereunder or under any Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including without limitation a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing contained herein shall limit such Holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of these Articles of Incorporation as they relate to the Preferred Shares. The Corporation agrees that there shall be no characterization concerning this instrument other than as specifically provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Holder and that the remedy at law for any such breach may be inadequate.

         (c) Notices. Any notice, demand or request required or permitted to be given by the Corporation or a Holder pursuant to the terms hereof shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow), (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Corporation:

                  Alydaar Software Corporation
                  2101 Rexford Road
                  Suite 250 W.
                  Charlotte, NC 28211
                  Attn: J. Dain Dulaney
                  Tel:  (704) 365-2324
                  Fax: (704) 365-5175

                  with a copy to:

                  McGuire, Woods, Battle & Boothe LLP
                  Bank of America Corporate Center
                  100 North Tryon Street, Suite 2900
                  Charlotte, NC 28202-4011
                  Attn:    Jeffrey S. Hay, Esq.
                  Tel:     (704) 373-8983
                  Fax:     (704) 373-8935

and if to a Holder, at such address as such Holder shall have furnished the Corporation in writing.

         (d) Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement; provided, however, that transfers of Preferred Shares must be for a minimum Stated Value of at least $500,000. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee. The Corporation shall be entitled to treat the original Holder of Preferred Shares as the holder thereof unless and until it receives written notice of the sale, transfer or disposition thereof.

         (e) Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder thereof a new certificate identical in all respects to the original certificate.

         (f)      Protective Provisions.

                  (A) So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock, alter, change, modify or amend (x) the terms of the Series A Preferred Stock in any way or (y) the terms of any other capital stock of the Corporation so as to affect adversely the Series A Preferred Stock; and

                  (B) So long as at least 50 shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock:

                           (i)      create any new class or series of capital
stock having a preference over or ranking pari passu with the Series A Preferred Stock as to redemption or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

                           (ii)     increase the authorized number of shares of
Series A Preferred Stock;

                           (iii)    re-issue any shares of Series A Preferred
Stock which have been converted or redeemed in accordance with the terms hereof;

                           (iv)     issue any Pari Passu Securities or Senior
Securities (other than debt securities which may be convertible into or exchangeable for Common Stock or any other equity or convertible security of the Corporation junior to the Series A Preferred Stock);

                           (v)      redeem, or declare, pay or make any
provision for any distribution of cash or other assets, whether as a dividend (other than a stock dividend) or otherwise with respect to, the Common Stock or any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation; provided, however, that the Corporation may repurchase shares of Common Stock as long as (i) such repurchase is offered to all of the Corporation's shareholders (on a pro rata basis or otherwise) and
(ii) the purchase price for the shares to be repurchased is paid out of earnings of the Corporation for the then current and/or immediately preceding fiscal year; or

                           (vi)     issue any Series A Preferred Stock except
pursuant to the terms of the Securities Purchase Agreement.

         In the event that the Holders of at least two-thirds of the outstanding shares of Series A Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock pursuant to the terms of paragraph (A) above, then the Corporation will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and the Dissenting Holders shall have the right for a period of thirty (30) days following such delivery to convert their Preferred Shares pursuant to the terms hereof as they existed prior to such alteration or change, or to continue to hold such Preferred Shares. No such change shall be effective to the extent that, by its terms, it applies to less than all of the Holders of Preferred Shares then outstanding."


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has executed these Articles of Amendment on
          , 1999.
------ ---

ALYDAAR SOFTWARE CORPORATION


By:
   ----------------------------
   Name:
   Title: